2

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date  of  Report  (Date  of  Earliest  Event  Reported):    May  18, 1998


                             MONACO FINANCE, INC.
                             --------------------
              (Exact Name of Registrant as Specified in Charter)


Colorado                             0-18819                   84-1088131
--------                             --------                  ----------
State or                     (Commission File Number)            (I.R.S.
Other Jurisdiction                                               Employer
of Incorporation or                                        Identification No)
Organization)



                      370 Seventeenth Street, Suite 5060
                            Denver, Colorado 80202
                            ----------------------
                   (Address of Principal Executive Offices)


     Registrant's  Telephone  Number,  Including Area Code:     (303) 592-9411


                                      N/A
                                      ---
        (Former Name or  Former Address, if Changed Since Last Report)


Total  number  of  pages  is  2.

ITEM  5.  OTHER  EVENTS.

     The Company is filing this report on Form 8-K/A to amend the report on Form 8-K filed on June 5, 1998 to correctly reflect that the date of the filing of the litigation filed against the Company in the District Court of Dallas County, Texas (Dixson et al. v. Monaco Finance, Inc. No. DV983914) was May 18, 1998.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned thereunto duly authorized.


                                                    MONACO  FINANCE,  INC.

Date:            June  15,  1998            By:     /s/ Irwin L. Sandler
                                                    --------------------------
                                                    Irwin  L.  Sandler
                                                    Executive  Vice  President